Exhibit 99.1

Datadog Announces First Quarter Results

May 11, 2020

First quarter revenue grew 87% year-over-year to $131 million

Strong growth of larger customers, with 960 $100k+ ARR customers versus 508 a year ago

Launched Security Monitoring to break down the silos between security, dev, and ops

Surpassed 400 out-of-the-box supported integrations

NEW YORK-- Datadog, Inc. (NASDAQ:DDOG), the monitoring and analytics platform for developers, IT operations teams and business users in the cloud age, today announced financial results for its first quarter ended March 31, 2020.

“We are very pleased with our first quarter performance, in which we delivered 87% year-over-year revenue growth” said Olivier Pomel, co-founder and CEO of Datadog. “We continue to deliver innovation to our customers, including the recent launch of our Security Monitoring product, as well as surpassing over 400 supported integrations.”

Pomel added, “In response to the COVID-19 pandemic, we are focused on ensuring the safety of our employees, continuing to best serve our customers, and investing in our platform. This crisis has demonstrated the need to be digital-first and agile, has underscored the importance of observability into cloud environments, and reaffirmed the long-term opportunity for Datadog.”

First Quarter 2020 Financial Highlights:

•	Revenue was $131.2 million, an increase of 87% year-over-year.
•	GAAP operating income was $3.8 million; GAAP operating margin was 2.9%.
•	Non-GAAP operating income was $16.1 million; non-GAAP operating margin was 12.3%.
•	GAAP net income per diluted share was $0.02; non-GAAP net income per diluted share was $0.06.

•	Operating cash flow was $24.3 million, with free cash flow of $19.3 million.
•	Cash, cash equivalents, restricted cash, and marketable securities were $798.5 million as of March 31, 2020.

First Quarter & Recent Business Highlights:

•	As of March 31, 2020, we had 960 customers with ARR of $100,000 or more, an increase of 89% from 508 as of March 31, 2019.
•

Launched the general availability of Security Monitoring, to provide unified visibility across security, dev, and ops teams. Our differentiated approach provides turn-key Detection Rules to flag attacks or misconfigurations, adds context-rich Security Signals to identify trends over time, and detects threats in real time across the full stream of ingested data at a fraction of the cost of traditional solutions. As with all our products, Security Monitoring is available in the same easy to use and integrated SaaS platform.

•

Surpassed over 400 out-of-the-box supported integrations. Among others, we released integrations with Amazon Managed Streaming for Apache Kafka, Apache Airflow, Apache Flink, AWS Step Functions, Cisco Meraki, Confluent Platform, ClickHouse, Hashicorp Vault, Tenable Nessus, and VMware Carbon Black. Our broad and deep set of integrations enable customers to gain visibility and insights into their existing IT stacks without the need for manual instrumentation and with a quick time to value. In addition to continually adding new integrations, all existing integrations are continually refined and improved.

•

Continued product innovations, including extending Watchdog, our machine-learning-based auto-detection engine, to additional infrastructure use-cases in order to automatically surface anomalies, as well as enabling it to pinpoint patterns of errors in application traces. We extended our Network Performance Monitoring (NPM), to provide visibility into network flows that extend beyond internal networks. Additionally, we have enhanced our serverless capabilities, to provide further visibility and debugging capabilities into functions through metadata collected in real-time and with superior granularity. We have achieved the AWS Lambda Ready designation, demonstration of our platform’s deep integration with AWS Lambda.

•

Achieved certification to the International Organization for Standardization’s (ISO) information security standard 27001, as well as compliance with ISO standards 27017 and 27018. The ISO 27000 family of standards are a widely recognized international set of standards detailing best practices for the management of information security and privacy. Certification to these standards of the ISO 27000 family demonstrates Datadog’s commitment to the management of security, cloud services and privacy, and provides internationally recognized assurance that Datadog is committed to the security and privacy of its customers’ data.

Second Quarter and Full Year 2020 Outlook:

Based on information as of today, May 11, 2020, Datadog is providing the following guidance for the second quarter and full year 2020:

•	Second Quarter 2020 Outlook:
o	Revenue between $134 million and $136 million.
o	Non-GAAP operating (loss) income between $(1) million and $1 million.
o	Non-GAAP net income per share between $0.00 and $0.01, assuming approximately 329 million weighted average diluted shares outstanding.
•	Full Year 2020 Outlook:
o	Revenue between $555 million and $565 million.
o	Non-GAAP operating income between $0 and $10 million.
o	Non-GAAP net income per share between $0.02 and $0.06, assuming approximately 330 million weighted average shares outstanding.

Datadog has not reconciled its expectations as to non-GAAP operating (loss) income, or as to non-GAAP net income per share, to their most directly comparable GAAP measure as a result of uncertainty regarding, and the potential variability of, reconciling items such as stock-based compensation and employer payroll taxes on equity incentive plans. Accordingly, reconciliation is not available without unreasonable effort, although it is important to note that these factors could be material to Datadog’s results computed in accordance with GAAP.

Conference Call Details:

•	What: Datadog financial results for the first quarter of 2020 and outlook for the second quarter and the full year of 2020
•	When: May 11, 2020 at 5:00 P.M. Eastern Time (2:00 P.M. Pacific Time)
•

Dial in: To access the call in the U.S., please dial (844) 873-9663, and for international callers, please dial (602) 563-8494. Callers may provide confirmation number 1844257 to access the call more quickly, and are encouraged to dial into the call 10 to 15 minutes prior to the start to prevent any delay in joining.
•	Webcast: https://investors.datadoghq.com (live and replay)
•

Replay: Following the completion of the call through 11:59 PM Eastern Time on May 18, 2020, a telephone replay will be available by dialing (855) 859-2056 from the United States or (404) 537-3406 internationally with conference ID 1844257.

About Datadog

Datadog is the monitoring and analytics platform for developers, IT operations teams and business users in the cloud age. Our SaaS platform integrates and automates infrastructure monitoring, application performance monitoring and log management to provide unified, real-time observability of our customers’ entire technology stack. Datadog is used by organizations of all sizes and across a wide range of industries to enable digital transformation and cloud migration, drive collaboration among development, operations and business teams, accelerate time to market for applications, reduce time to problem resolution, understand user behavior and track key business metrics.

Forward-Looking Statements

This press release and the earnings call referencing this press release contain “forward-looking” statements, as that term is defined under the federal securities laws, including but not limited to statements regarding Datadog’s future financial performance, including our outlook for the second quarter and for the full year of 2020 and the long-term opportunity for Datadog. These forward-looking statements are based on Datadog’s current assumptions, expectations and beliefs and are subject to substantial risks, uncertainties, assumptions and changes in circumstances that may cause Datadog’s actual results, performance or achievements to differ materially from those expressed or implied in any forward-looking statement.

The risks and uncertainties referred to above include, but are not limited to (1) our recent rapid growth may not be indicative of our future growth; (2) our history of operating losses; (3) our limited operating history; (4) our business depends on our existing customers purchasing additional subscriptions and products from us and renewing their subscriptions; (5) our ability to attract new customers; (6) our ability to effectively develop and expand our sales and marketing capabilities; (7) risk of a security breach; (8) risk of interruptions or performance problems associated with our products and platform capabilities; (9) our ability to adapt and respond to rapidly changing technology or customer needs; (10) the competitive markets in which we participate; (11) risks associated with successfully manage our growth; (12) general market, political, economic, and business conditions and (13) the potential impact that the recent COVID-19 pandemic and any related economic downturn could have on our business, financial condition and results of operations.  These risks and uncertainties are more fully described in our filings with the Securities and Exchange Commission (SEC), including in the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on February 25, 2020, and the Current Report on Form 8-K filed with the SEC on May 11, 2020. Additional information will be made available in our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2020 and other filings and reports that we may file from time to time with the SEC.  Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, we cannot guarantee future results, levels of activity, performance, achievements, or events and circumstances reflected in the forward-looking statements will occur. Forward-looking statements represent our beliefs and assumptions only as of the date of this press release. We disclaim any obligation to update forward-looking statements.

About Non-GAAP Financial Measures

Datadog discloses the following non-GAAP financial measures in this release and the earnings call referencing this press release: non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses (sales and marketing, research and development, general and administrative), non-GAAP operating income (loss), non-GAAP operating margin, non-GAAP net income (loss), non-GAAP net income (loss) per diluted share, non-GAAP net income (loss) per basic share, and free cash flow. Datadog uses each of these non-GAAP financial measures internally to understand and compare operating results across accounting periods, for internal budgeting and forecasting purposes, for short- and long-term operating plans, and to evaluate Datadog’s financial performance. Datadog believes they are useful to investors, as a supplement to GAAP measures, in evaluating its operational performance, as further discussed below. Datadog’s non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in its industry, as other companies in its industry may calculate non-GAAP financial results differently, particularly related to non-recurring and unusual items. In addition, there are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with GAAP and may be different from non-

GAAP financial measures used by other companies and exclude expenses that may have a material impact on Datadog’s reported financial results.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. A reconciliation of the historical non-GAAP financial measures to their most directly comparable GAAP measures has been provided in the financial statement tables included below in this press release.

Datadog defines non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses (sales and marketing, research and development, general and administrative), non-GAAP operating income (loss), non-GAAP operating margin and non-GAAP net income (loss) as the respective GAAP balances, adjusted for, as applicable: (1) stock-based compensation expense; (2) the amortization of purchased intangibles and (3) non-cash benefit related to a one-time tax adjustment. Datadog defines free cash flow as Net cash provided by (used in) operating activities, minus capital expenditures and minus capitalized software development costs. Investors are encouraged to review the reconciliation of these historical non-GAAP financial measures to their most directly comparable GAAP financial measures.

Management believes these non-GAAP financial measures are useful to investors and others in assessing Datadog’s operating performance due to the following factors:

Stock-based compensation and amortization of stock-based compensation capitalized in software development costs. Datadog utilizes stock-based compensation to attract and retain employees. It is principally aimed at aligning their interests with those of its stockholders and at long-term retention, rather than to address operational performance for any particular period. As a result, stock-based compensation expenses vary for reasons that are generally unrelated to financial and operational performance in any particular period.

Amortization of purchased intangibles and transaction costs related to acquisition. Datadog views amortization of purchased intangible assets as items arising from pre-acquisition activities determined at the time of an acquisition. While these intangible assets are evaluated for impairment regularly, amortization of the cost of purchased intangibles is an expense that is not typically affected by operations during any particular period. Similarly, Datadog views acquisition-related expenses as events that are not necessarily reflective of operational performance during a period.

Non-cash benefit related to one-time tax adjustment. Datadog recorded a contingent payroll tax liability in conjunction with a common stock repurchase transaction in 2015. In 2019, the period of limitations for assessing the contingent Federal payroll tax liability expired and the Company was legally released from being the primary obligor, and recognized a benefit in the consolidated statement of operations. Datadog does not believe this is reflective of on-going results and therefore adjusted for this benefit.

Assumed preferred stock conversion. As a result of Datadog’s initial public offering, all outstanding shares of preferred stock were automatically converted into shares of Class B common stock. Consequently, non-GAAP diluted net income per share for the year ended December 31, 2019 has been calculated assuming the conversion of all outstanding shares of preferred stock into shares of Class B common stock.

Additionally, Datadog’s management believes that the non-GAAP financial measure free cash flow is meaningful to investors because management reviews cash flows generated from operations after taking into consideration capital expenditures and the capitalization of software development costs due to the fact that these expenditures are considered to be a necessary component of ongoing operations.

Operating Metrics

Datadog’s number of customers with ARR of $100,000 or more and number of customers with ARR of $1 million or more are based on the ARR of each customer, as of the last month of the quarter.

We define the number of customers as the number of accounts with a unique account identifier for which we have an active subscription in the period indicated. A single organization with multiple divisions, segments or subsidiaries is generally counted as a single customer. However, in some cases where they have separate billing terms, we may count separate divisions, segments or subsidiaries as multiple customers.

We define ARR as the annualized revenue run-rate of subscription agreements from all customers at a point in time. We calculate ARR by taking the monthly recurring revenue, or MRR, and multiplying it by 12. MRR is defined as the revenue run-rate of subscription agreements from all customers for the last month of the period, including committed amounts and any additional usage. ARR and MRR should be viewed independently of revenue as they are operating metrics and are not intended to be replacements or forecasts of revenue.

Condensed Consolidated Statements of Operations

(In thousands, except per share data; unaudited)

	Three Months
	Ended March 31,
	2020	2019
Revenue	$131,248	$70,050
Cost of revenue (1)(2)	26,479	18,950
Gross profit	104,769	51,100
Operating expenses:
Research and development (1)	40,824	22,815
Sales and marketing (1)	45,215	30,107
General and administrative (1)	14,952	7,840
Total operating expenses	100,991	60,762
Operating income (loss)	3,778	(9,662)
Other income, net	2,896	230
Income (loss) before provision for income taxes	6,674	(9,432)
Provision for income taxes	(195)	(59)
Net income (loss)	$6,479	$(9,491)
Net income (loss) per share - basic	$0.02	$(0.12)
Net income (loss) per share - diluted	$0.02	$(0.12)
Weighted average shares used in calculating net income (loss) per share:
Basic	295,455	77,061
Diluted	327,801	77,061

(1) Includes stock-based compensation expense as follows:
Cost of revenue	$231	$99
Research and development	5,847	786
Sales and marketing	3,074	729
General and administrative	2,908	831
Total	$12,060	$2,445

(2) Includes amortization of acquired intangibles as follows:
Cost of revenue	$247	$175
Total	$247	$175

Condensed Consolidated Balance Sheets

(In thousands; unaudited)

	March 31,	December 31,
	2020	2019
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$194,350	$597,297
Marketable securities	600,384	176,674
Accounts receivable, net of allowance for credit losses of $1,649 and $817 as of March 31, 2020 and December 31, 2019, respectively	108,437	102,394
Deferred contract costs, current	9,314	8,346
Prepaid expenses and other current assets	20,580	19,231
Total current assets	933,065	903,942
Property and equipment, net	34,084	32,749
Operating lease assets	51,286	53,002
Goodwill	8,891	9,058
Intangible assets, net	1,176	1,435
Deferred contract costs, non-current	18,875	17,409
Restricted cash	3,382	3,456
Other assets	15,897	16,990
TOTAL ASSETS	$1,066,656	$1,038,041

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
Accounts payable	$14,205	$15,429
Accrued expenses and other current liabilities	41,755	38,746
Operating lease liabilities, current	13,436	11,916
Deferred revenue, current	141,242	134,148
Total current liabilities	210,638	200,239
Operating lease liabilities, non-current	46,042	48,510
Deferred revenue, non-current	3,940	4,340
Other liabilities	3,141	2,611
Total liabilities	263,761	255,700

STOCKHOLDERS' EQUITY
Common stock	3	3
Additional paid-in capital	921,091	905,821
Accumulated other comprehensive (loss) income	(1,062)	133
Accumulated deficit	(117,137)	(123,616)
Total stockholders’ equity	802,895	782,341
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$1,066,656	$1,038,041

Condensed Consolidated Statements of Cash Flow

(In thousands; unaudited)

	Three Months
	Ended March 31,
	2020	2019
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$6,479	$(9,491)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	3,688	2,111
Amortization of discounts or premiums on marketable securities	244	—
Amortization of deferred contract costs	2,185	1,028
Stock-based compensation, net of amounts capitalized	12,060	2,445
Non-cash lease expense	3,226	117
Provision for accounts receivable allowance	1,073	74
Loss on disposal of property and equipment	2	4
Changes in operating assets and liabilities:
Accounts receivable, net	(7,116)	(7,585)
Deferred contract costs	(4,619)	(3,390)
Prepaid expenses and other current assets	(1,404)	(8,492)
Other assets	919	(8,219)
Accounts payable	(1,391)	14,524
Accrued expenses and other liabilities	2,025	1,408
Deferred revenue	6,884	18,884
Net cash provided by operating activities	24,255	3,418
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of marketable securities	(427,482)	—
Maturities of marketable securities	2,620	—
Purchases of property and equipment	(1,526)	(2,197)
Capitalized software development costs	(3,417)	(2,096)
Net cash used in investing activities	(429,805)	(4,293)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from exercise of stock options	2,813	1,776
Initial public offering costs	(153)	—
Net cash provided by financing activities	2,660	1,776

Effect of exchange rate changes on cash, cash equivalents and restricted cash	(141)	(87)

NET (DECREASE) INCREASE IN CASH, CASH EQUIVALENTS AND RESTRICTED CASH	(403,031)	814
CASH, CASH EQUIVALENTS AND RESTRICTED CASH—Beginning of period	601,189	64,980
CASH, CASH EQUIVALENTS AND RESTRICTED CASH—End of period	$198,158	$65,794

RECONCILIATION OF CASH, CASH EQUIVALENTS AND RESTRICTED CASH WITHIN THE CONSOLIDATED BALANCE SHEETS TO THE AMOUNTS SHOWN IN THE STATEMENTS OF CASH FLOWS ABOVE:
Cash and cash equivalents	$194,350	$54,554
Restricted cash – Including amounts in prepaid expense and other current assets and other assets	3,808	11,240
Total cash, cash equivalents and restricted cash	$198,158	$65,794

Reconciliation from GAAP to Non-GAAP Results

(In thousands, except per share data; unaudited)

	Three Months
	Ended March 31,
	2020	2019
Reconciliation of gross profit and gross margin
GAAP gross profit	$104,769	$51,100
Plus: Stock-based compensation expense	231	99
Plus: Amortization of acquired intangibles	247	175
Non-GAAP gross profit	$105,247	$51,374
GAAP gross margin	80%	73%
Non-GAAP gross margin	80%	73%

Reconciliation of operating expenses
GAAP research and development	$40,824	$22,815
Less: Stock-based compensation expense	5,847	786
Non-GAAP research and development	$34,977	$22,029

GAAP sales and marketing	$45,215	$30,107
Less: Stock-based compensation expense	3,074	729
Non-GAAP sales and marketing	$42,141	$29,378

GAAP general and administrative	$14,952	$7,840
Less: Stock-based compensation expense	2,908	831
Non-GAAP general and administrative	$12,044	$7,009

Reconciliation of operating income (loss) and operating margin
GAAP operating income (loss)	$3,778	$(9,662)
Plus: Stock-based compensation expense	12,060	2,445
Plus: Amortization of acquired intangibles	247	175
Non-GAAP operating income (loss)	$16,085	$(7,042)
GAAP operating margin	3%	-14%
Non-GAAP operating margin	12%	-10%

Reconciliation of net income (loss)
GAAP net income (loss)	$6,479	$(9,491)
Plus: Stock-based compensation expense	12,060	2,445
Plus: Amortization of acquired intangibles	247	175
Non-GAAP net income (loss)	$18,786	$(6,871)
Net income (loss) per share - basic	$0.06	$(0.09)
Net income (loss) per share - diluted	$0.06	$(0.09)
Shares used in non-GAAP per share calculations:
Basic	295,455	77,061
Diluted	327,801	77,061

Reconciliation of GAAP Cash Flow from Operating Activities to Free Cash Flow

(In thousands; unaudited)

	Three Months
	Ended March 31,
	2020	2019
Net cash provided by operating activities	$24,255	$3,418
Less: Purchases of property and equipment	(1,526)	(2,197)
Less: Capitalized software development costs	(3,417)	(2,096)
Free cash flow	$19,312	$(875)

Contact Information

AJ Ljubich, CFA

Datadog Investor Relations

(866) 329-4466

IR@datadog.com

Martin Bergman

Datadog Communications

(866) 329-4466

Press@datadog.com

Datadog is a registered trademark of Datadog, Inc.

All product and company names herein may be trademarks of their registered owners.